Exhibit 99.1

BullFrog AI Files 2022 Annual Report on Form 10-K

Gaithersburg, MD – April 25, 2023 – BullFrog AI Holdings, Inc. (NASDAQ:BFRG; BFRGW) (“BullFrog AI” or the “Company”), a digital technology company using machine learning to usher in a new era of precision medicine, today announced it filed its Form 10-K with the Securities and Exchange Commission (“SEC”) for its year ended December 31, 2022.

“While our 10-K largely mirrored the S-1 we filed for our IPO, the first-time nature of this filing required additional work and resources that delayed its official submission to the SEC, which prompted a compliance notice from Nasdaq. We are pleased to report that the completion of the 10-K filing has rectified this situation, and we do not anticipate similar delays with future filings,” said BullFrog AI’s founder and CEO Vin Singh.

BullFrog AI received notice from Nasdaq on April 20, 2023, notifying the Company that it was not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) because the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 was not filed with the Securities and Exchange Commission by the required due date. The Company is now in compliance with Nasdaq Listing Rule 5250(c)(1).

About BullFrog AI

BullFrog AI is a digital technology company using machine learning to usher in a new era of precision medicine. Through its collaborations with leading research institutions, including Johns Hopkins University, BullFrog AI is at the forefront of AI-driven drug development. Using its proprietary bfLEAP™ artificial intelligence platform, BullFrog AI aims to enable the successful development of pharmaceuticals and biologics by predicting which patients will respond to therapies in development. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics, and impacting the lives of countless patients that may seek to receive the therapies they need.

For more information visit BullFrogAI at

Website: www.bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Media Contacts:

BullFrog AI

Dave Gentry

RedChip Companies, Inc.

BFRG@redchip.com

800-733-2447

SOURCE: BullFrog AI Holdings, Inc.